UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report: April 28, 2005

Date of earliest event reported: April 28, 2005

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 28, 2005, Bristol-Myers Squibb Company issued a press release announcing its financial results for the first quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is also incorporated herein by reference. Also furnished and incorporated by reference as Exhibit 99.2 is supplemental information posted on the Bristol-Myers Squibb Company’s website at www.bms.com.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release of Bristol-Myers Squibb Company dated April 28, 2005, reporting Bristol-Myers Squibb’s financial results for the first quarter of 2005.

Exhibit 99.2 – Certain supplemental information posted on Bristol-Myers Squibb’s website at www.bms.com not included in the press release.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the authorized undersigned.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Sandra Leung
Sandra Leung
Title:	Vice President and Secretary

Dated: April 28, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Bristol-Myers Squibb Company dated April 28, 2005, reporting Bristol-Myers Squibb’s financial results for the first quarter of 2005.

99.2	Certain supplemental information posted on the Company’s website on www.bms.com not included in the press release.